                                                                    Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 30, 2001, by and between Senesco Technologies, Inc., a Delaware corporation (the "Company"), and Stanford Venture Capital Holdings, Inc., a Delaware corporation (the "Purchaser").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Company desires to sell, transfer and assign to the Purchaser, and the Purchaser desires to purchase from the Company, 1,142,858 shares (the "Shares") of the Company's restricted common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase 1,000,000 shares of Common Stock (the "Warrants"), for an aggregate purchase price of $2,000,000 (the Warrants, together with the Shares, shall be referred to herein as the "Securities");

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   SECTION I

               PURCHASE, SALE AND REGISTRATION OF THE SECURITIES
               -------------------------------------------------

     A.   Purchase and Sale. Subject to the terms and conditions of this
          -----------------
Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company hereby agrees to sell, transfer, assign and convey the Securities to the Purchaser, and the Purchaser agrees to purchase, acquire and accept the Securities from the Company.

     B.   Purchase Price. The Securities are hereby offered at a price of
          --------------
$1.75 per unit, equal to one share of Common Stock and a Warrant to purchase
0.875 shares of Common Stock. The aggregate purchase price for the Securities to be paid by the Purchaser to the Company is $2,000,000 (the "Aggregate Purchase Price"). The Aggregate Purchase Price shall be paid by the Purchaser to the Company on the Closing Date either via certified bank check or irrevocable wire transfer. The parties to this Agreement agree that, as soon as reasonably practicable after the date hereof, they shall allocate, in good faith, the purchase price between the Shares and Warrants so purchased.

     C.   Warrants.  Fifty percent (50%) of the Warrants shall have an exercise
          --------
price of $2.00 per Share and fifty percent (50%) of the Warrants shall have an exercise price of $3.25 per Share and shall have the terms set forth in the form of Warrantattached hereto as Exhibit A, which shall each be executed by the
                             ---------
Company on the Closing Date.

     D.   Placement Fee and Expenses. On the Closing Date, the Company shall pay
          --------------------------
to the Purchaser a placement fee of $100,000. In addition, the Company shall reimburse the Purchaser for its reasonable fees and expenses in connection with the purchase of the Securities, subject to a maximum reimbursement of $10,000. Such amounts shall be paid via certified bank check or irrevocable wire transfer.

     E.   Registration Rights Agreement.  On the Closing Date, the Company and
          -----------------------------
the Purchaser shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement").
                   ---------

                                  SECTION II

                    REPRESENTATIONS, WARRANTIES, COVENANTS
                         AND AGREEMENTS OF THE COMPANY
                         -----------------------------

     The Company represents and warrants to, and covenants and agrees with, the Purchaser, as of the date hereof and as of the Closing Date, that:

     A.   Organization, Good Standing and Power. The Company is a corporation
          -------------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries (as defined in Section II(G)), except as set forth in the reports, schedules, forms, statements and other documents required to be filed by the Company and its predecessors with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "Commission Documents"). The Company and each such subsidiary is duly incorporated or duly qualified as a foreign Company to do business and is in good standing in every jurisdiction of the United States, or any other country, state, province, or political subdivision in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction in which the failure to be so qualified will not have a Material Adverse Effect on the Company's financial condition. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit the ability of the Company to enter into and perform any of its obligations under this Agreement, the Warrant or the Registration Rights Agreement.

     B.   Authorization; Enforcement. The Company has the corporate power and
          --------------------------
authority to enter into and perform this Agreement, the Warrant and the Registration Rights Agreement, and to issue and sell the Shares and the Warrants in accordance with the terms hereof and thereof. The execution, delivery and performance of this Agreement, the Warrant and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of this Agreement, the Warrant and the Registration Rights Agreement has been duly executed and delivered by the Company. Each of this Agreement, the Warrant and the Registration Rights Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

     C.   Capitalization. The authorized capital stock of the Company and the
          --------------
shares thereof issued and outstanding as of the date hereof, including all options to acquire shares of capital stock issued as of the date hereof, are set forth in the Company's Proxy Statement for its 2001

Annual Meeting. All of the outstanding shares of the Company's capital stock have been duly and validly authorized. Except as set forth in this Agreement, the Warrant, the Registration Rights Agreement or the Commission Documents, no shares of Common Stock are entitled, from the Company, to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, the Warrant, the Registration Rights Agreement or the Commission Documents, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided in the Commission Documents, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth in the Commission Documents, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the date hereof complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has filed as exhibits to the Commission Documents true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

     D.   Issuance of Shares. The Shares to be issued under this Agreement and
          ------------------
the shares of Common Stock to be issued under each Warrant (the "Warrant Shares"), have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof and thereof, the Securities and the Warrant Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, charges, and encumbrances of any nature whatsoever, except for restrictions on transfer that may exist under applicable securities laws, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

     E.   No Conflicts. The execution, delivery and performance of this
          ------------
Agreement, the Warrant and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not (i) violate any provision of the Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, and except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrant and the Registration Rights Agreement, or issue and sell the Shares and the Warrants in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), or state securities administrators subsequent or prior to the Closing Date hereunder, and, any registration statement which may be filed pursuant hereto); provided that, for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser.

     F.   Commission Documents; Financial Statements. The Common Stock of the
          ------------------------------------------
Company is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and, except as disclosed in the Commission Documents, since January 1999, the Company has timely filed all Commission Documents. The Company has made available to the Purchaser true and complete copies of the Commission Documents filed with the Commission as set forth in Section III(G) hereof. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, or for which the Purchaser has not executed a confidentiality agreement, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the Form 10-KSB for the fiscal year ended June 30, 2001 and the Form l0-QSB for the fiscal quarter ended September 30, 2001 complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and, as of their respective dates, none of the Form l0-KSB and the Form l0-QSB referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     G.   Subsidiaries. The Company's Form 10-KSB for the fiscal year ended
          ------------
June 30, 2001 sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding capital stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any Company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. Except as set forth in the Commission Documents, none of such subsidiaries is a "significant subsidiary" as defined in Regulation S-X.

     H.   No Material Adverse Change. Since September 30, 2001, the date through
          --------------------------
which the most recent quarterly report of the Company on Form l0-QSB has been filed with the Commission, a copy of which is included in the Commission Documents, the Company has not experienced or suffered any Material Adverse Effect.

     I.   No Undisclosed Liabilities. Except as disclosed in the Commission
          --------------------------
Documents, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries respective businesses since June 30, 2001 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

     J.   No Undisclosed Events or Circumstances. Except for the transactions
          --------------------------------------
and documents contemplated hereby, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     K.   Indebtedness. The Company's Form 10-QSB for the period ended September
          ------------
30, 2001 sets forth, as of the date hereof, all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

     L.   Title to Assets. Each of the Company and the subsidiaries has good
          ---------------
and marketable title to all of its real and personal property reflected in the Company's Form 10-KSB for the fiscal year ended June 30, 2001, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the Commission Documents or such that could not reasonably be expected to cause a Material Adverse Effect on the Company's financial condition or operating results. All said leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect in all material respects.

     M.   Actions Pending. There is no action, suit, claim, investigation or
          ---------------
proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement, the Warrant or the Registration Rights Agreement, or the transactions contemplated hereby or thereby, or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

     N.   Compliance with Law. The business of the Company and the subsidiaries
          -------------------
has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Company's most recent Form 10-KSB and Form 10-QSB or except where such failure would not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the Company's technology does not require the premarket approval of the United States Food and Drug Administration (the "FDA") or the approval of or any filing with the FDA or the United States Environmental Protection Agency (the "EPA") under current rules and regulations of the FDA and EPA, respectively, when used for their intended use.

     O.   Certain Fees. Except as otherwise provided herein, no brokers,
          ------------
finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

     P.   Disclosure.  Neither this  Agreement or the Exhibits hereto nor any
          ----------
other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

     Q.   Intellectual Property; Operation of Business. The Company and each
          --------------------------------------------
of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the Company's Form 10-KSB for the year ended June 30, 2001 and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except to the extent that a Material Adverse Effect could not reasonably be expected to result from such conflict. The Company currently owns or possesses adequate rights to use all inventions subject to pending patent applications and all licenses, copyrights, inventions, know-how, trade secrets, proprietary technologies, including trademarks, service marks, trade names, processes and substances described in the Company's Form 10-KSB for the year ended June 30, 2001 including, without limitation, the inventions underlying, and the trade names for, the Company's technology; and the Company is not aware of the granting of any patent rights to, or the filing of applications therefor by, others, nor is the Company aware of, or has the Company received notice of, infringement of or conflict with asserted rights of others with respect to any of the foregoing. All such licenses, trademarks, service marks, trade names and copyrights are (i) valid and enforceable and (ii) to the best knowledge of the Company, not being infringed upon by any third parties. To the knowledge of the Company, none of the inventions described and claimed in the pending patent applications disclosed in the Commission Documents and filed on behalf of original inventors with respect to the inventions underlying the Company's technology has been described or suggested in either the relevant patent literature or the relevant scientific literature. To the knowledge of the Company, said inventions are patentable and no other patent is infringed upon by the subject matter of said inventions. All pertinent prior art references were disclosed to the United States Patent and Trademark Office (the "PTO") in the pending patent applications and all information submitted to the PTO in respect thereof was accurate. The Company has not made any representation or concealed any material fact from the PTO.

     R.   Environmental Compliance. The Company and each of its subsidiaries
          ------------------------
have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws, except where the failure to obtain such authorizations would not have a Material Adverse Effect. For purposes of this Agreement, "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or would reasonably be expected to violate any Environmental Law after the Closing Date hereunder or that would reasonably be expected to give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

     S.   Material Agreements. Except as set forth in the Commission Documents,
          -------------------
neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-3 or applicable form (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act of 1933, as amended, (the "Securities Act"), which has not been previously filed as an exhibit to the Commission Documents. The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which would reasonably be expected to cause a Material Adverse Effect.

     T.   Transactions with Affiliates. Except as set forth in the Commission
          ----------------------------
Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $25,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such stockholder, officer, employee, consultant, director or person.

     U.   Securities Act. The Company has complied with all applicable federal
          --------------
and state securities laws in connection with the offer, issuance and sale of the Securities hereunder and the Warrant Shares pursuant to the Warrant. Neither the Company nor anyone acting on its behalf, directly or indirectly, has sold, offered to sell or solicited offers to buy the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor, to the knowledge of the Company, any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares or the Warrants.

     V.   Employees. Neither the Company nor any subsidiary has any collective
          ---------
bargaining arrangements or agreements covering any of its employees, except as set forth in the Commission Documents. Except as set forth in the Commission Documents, neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Since June 30, 2001, except as disclosed in Commission Documents, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

     W.   Public Utility Holding Company Act and Investment Company Act Status.
          --------------------------------------------------------------------
The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing Date will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     X.   ERISA. No liability to the Pension Benefit Guaranty Company has been
          -----
incurred with respect to any Plan by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement, the Warrant and the Registration Rights Agreement, and the issue and sale of the Shares and the Warrants, will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that, if the Purchaser, or any person or entity that owns a beneficial interest in the Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the

Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d) (5) and 408(e) of ERISA, if applicable, are met. As used in this paragraph, the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

     Y.   Taxes. The Company and each of the subsidiaries has accurately
          -----
prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable, except for taxes, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company or its subsidiaries. None of the federal income tax returns of the Company or any subsidiary for the last five (5) years has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state, local or foreign) pending or threatened against the Company or any subsidiary or any person for whose tax liabilities the Company is or may be jointly or contingently liable for any period, nor of any basis for any such assessment, adjustment or contingency.

     Z.   Books and Records; Internal Accounting Controls. The records and
          -----------------------------------------------
documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

     AA.   Survival.  All representations, warranties, covenants and agreements
           --------
made by the Company in this Agreement or in any writing or certificate delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of one (1) year, except that any representations and warranties related to taxes shall survive for three (3) years.

                                  SECTION III

                    REPRESENTATIONS, WARRANTIES, COVENANTS
                        AND AGREEMENTS OF THE PURCHASER
                        -------------------------------

         The Purchaser represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, that:

         A.       Organization; Good Standing. The Purchaser is, and as of the
                  ---------------------------
Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

         B.       Authorization. The Purchaser has, and as of the Closing will
                  -------------
have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

         C.       No Legal Bar; Conflicts. Neither the execution and delivery of
                  -----------------------
this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

         D.       No Litigation. No action, suit or proceeding against the
                  -------------
Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser's knowledge, threatened.

         E.       Investment Intent. The Purchaser: (i) is an accredited
                  -----------------
investor within the meaning of Rule 501(a) under the Securities Act; (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser's respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the Securities hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such Securities. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company. The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser's representations in this Section III in offering and selling the Securities to the Purchaser.

         F.       Economic Risk; Restricted Securities. The Purchaser recognizes
                  ------------------------------------
that the investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section II of this Agreement or the right of the Purchaser to rely thereon. The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

         G.       Access to Information.
                  ---------------------

                  (i) The Purchaser has received and reviewed a copy of the following documents of the Company:

              1. Private Placement Memorandum dated November 1, 2001;
              2. Annual Report on Form 10-KSB for the year ended June 30, 2001;
              3. Definitive Proxy Statement for the 2001 Annual Meeting of
                 Stockholders;
              4. Quarterly Report on Form 10-QSB for the quarter ended September
                 30, 2001; and
              5. Any press releases issued after the Company's most recently filed Form 10-QSB.

                 (ii) The Purchaser represents that it has received the documents set forth above, and has had the opportunity to ask questions of, and receive answers from, the Company regarding the foregoing documents.

         H.       Suitability.  The Purchaser has carefully considered, and has,
                  -----------
to the extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

         I.       Legend. The Purchaser acknowledges that the certificates
                  ------
evidencing the Securities will bear the following legend:


                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                                  SECTION IV

                     THE CLOSING AND CONDITIONS TO CLOSING
                     -------------------------------------

         A.    Time and Place of the Closing. The closing shall be held at the
               -----------------------------
offices of Hale and Dorr LLP, 650 College Road East, Princeton, New Jersey 08540, on November ___, 2001 (the "Closing Date"), or such other time and place as the Company and the Purchaser may mutually agree.

         B.    Delivery by the Company. Delivery of the Securities shall be made
               -----------------------
by the Company, or by its transfer agent, as applicable, to the Purchaser as soon as reasonably practicable after the Closing Date by delivering certificates representing the Securities, such certificate to be accompanied by any requisite documentary or transfer tax stamps.

         C.    Delivery by the Purchaser. On the Closing Date, the Purchaser
               -------------------------
shall deliver to the Company the Aggregate Purchase Price, by irrevocable wire transfer to an account specified in writing to the Purchaser by the Company.

         D.    Placement Fee and Expenses. As of the Closing Date, the terms and
               --------------------------
provisions of Section I(D) above shall have been satisfied.

         E.    Registration Rights Agreement. The Company shall deliver to the
               -----------------------------
Purchaser, and the Purchaser shall deliver to the Company, an executed copy of the Registration Rights Agreement.

         F.    Warrant. The Company shall execute and deliver to the Purchaser
               -------
the Warrant.

         G.    Opinion of Counsel. The Purchaser shall receive an opinion from
               ------------------
Hale and Dorr LLP, counsel for the Company, dated as of the Closing Date, addressed to the Purchaser and satisfactory in form and substance to the Purchaser.

         H.    Other Conditions to Closing. As of the Closing Date, all
               ---------------------------
requisite action by the Company's Board of Directors and stockholders shall have been taken pursuant to the Certificate of Incorporation and By-Laws of the Company, and the representations and warranties made by the Company in Section II hereof shall be true and correct when made and as of the Closing Date.

                                   SECTION V

                                INDEMNIFICATION
                                ---------------

         A.    General Indemnity. The Company agrees to indemnify and hold
               -----------------
harmless the Purchaser and its agents, heirs, successors and assigns (but excluding consequential damages) from and against any and all actual losses, liabilities, deficiencies, costs, damages and reasonable expenses (including, without limitation, reasonable attorney's fees, charges and disbursements) incurred as a result of any misrepresentation or breach of the warranties and covenants made by the Company herein, in the Warrant and the Registration Rights Agreement, except where such misrepresentation or breach is caused by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all actual losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys fees, charges and disbursements but excluding consequential damages) incurred by the Company as result of any breach of the representations and covenants made by the Purchaser herein, in the Warrant and the Registration Rights Agreement, except where such misrepresentation or breach is caused by the Company.

         B.    Indemnification Procedure. Any party entitled to indemnification
               -------------------------
under this Section (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent (which consent shall not be unreasonably withheld), settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.


                                  SECTION VI

                            POST CLOSING CONDITIONS
                            -----------------------

         A.       Registration of Warrant Shares. The Company shall cause all of
                  ------------------------------
the Warrant Shares to be registered on a Form S-3 registration statement, or such similar form, under the Securities Act on or before June 30, 2002.

         B.       Capitalization of Directors' Loans. In connection with those
                  ----------------------------------
certain promissory notes in the aggregate principal amount of $525,000, made by the Company payable to certain directors of the Company (the "Director Notes"), such directors have executed a letter agreement providing that the entire principal amount outstanding under the Director Notes, plus any interest which has accrued as of the date of conversion, shall be converted into shares of the Company's restricted Common Stock and Warrant Shares on or before December 31, 2001 on the same terms as provided herein, and the Company shall cause such directors to have the Director Notes converted by that date.

                                  SECTION VII

                                 MISCELLANEOUS
                                 -------------

         A.       Entire Agreement. This Agreement contains the entire agreement
                  ----------------
between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

         B.       Invalidity, Etc. If any provision of this Agreement, or the
                  ---------------
application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         C.       Headings. The headings of this Agreement are for convenience
                  --------
of reference only and are not part of the substance of this Agreement.

         D.       Binding Effect. This Agreement shall be binding upon and inure
                  --------------
to the benefit of the parties hereto and their respective successors and assigns.

         E.       Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law.

         F.       Counterparts. This Agreement may be executed in one or more
                  ------------
identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                                  * * * * * *

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                       COMPANY:

                                       SENESCO TECHNOLOGIES, INC.



                                       By:______________________________________
                                         Name:  Bruce C. Galton
                                         Title: President and Chief Executive
                                                Officer

                                       PURCHASER:

                                       STANFORD VENTURE CAPITAL HOLDINGS, INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   EXHIBIT A
                                   ---------

                                FORM OF WARRANT

                                   EXHIBIT B
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT